UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   October 15, 2004

ELECTRO SCIENTIFIC INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

OREGON	0-12853	93-0370304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13900 NW Science Park Drive, Portland, Oregon		97229
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (503) 641-4141

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On October 15, 2004, the shareholders of Electro Scientific Industries, Inc. (the “Company”) approved the Company’s 2004 Stock Incentive Plan (the “Plan”).  The Plan is filed as Exhibit 10.1 hereto.  The forms of Grant of Stock Options and Option Agreement and related Option Terms and Conditions for grants of incentive stock options and non-qualified stock options under the Plan are filed as Exhibit 10.3 and 10.4, respectively.

Also on October 15, 2004, the Board of Directors approved a modification to the stock options previously granted by the Company to Larry L. Hansen.  On October 15, 2004, Mr. Hansen retired from the Board of Directors and was appointed Director Emeritus (see Item 5.02 below).  The modification provides that options to purchase shares of the Company’s common stock held by Mr. Hansen on October 15, 2004 will continue to become exercisable in accordance with their respective terms for so long as he continues to serve as Director Emeritus as if he remained a director of the Company during such time, and that each option held by him will be exercisable until the earlier of the second anniversary of the date he ceases to serve as Director Emeritus and the expiration date of the option, but only to the extent such options were exercisable on his last date of service as Director Emeritus.

Additionally, on October 15, 2004, the shareholders of Electro Scientific Industries, Inc. (the “Company”) approved an amendment to the Company’s 1990 Employee Stock Purchase Plan (the “Plan”) to increase the number of shares reserved for issuance under the Plan from 900,000 to 1,900,000.  The Plan is filed as Exhibit 10.1 hereto.

Item 5.02 Departure of Directors or Principal Officers, Election of Directors; Appointment of Principal Officers

(b)           On October 15, 2004, Larry L. Hansen retired from the Company’s Board of Directors.  Mr. Hansen has been appointed Director Emeritus for a term of three years to provide such services to the Board of Directors and the Company as requested from time to time by the Chairman of the Board.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a)           On October 15, 2004, the Company’s Board of Directors amended Section 3.1 of 2004 Restated Bylaws of the Company to provide that each committee of the Board of Directors have at least one member.  The provision had previously required that a committee have at least two members.  The Company’s 2004 Restated Bylaws, as amended, are filed as Exhibit 3.1 hereto.

Item 9.01 Financial Statements and Exhibits

(c)           Exhibits

3.1           2004 Restated Bylaws, as amended

10.1         2004 Stock Incentive Plan

10.2         1990 Employee Stock Purchase, as amended

10.3         Form of Notice of Grant of Stock Options and Option Agreement and related Option Terms and Conditions (Incentive Stock Options)

10.4         Form of Notice of Grant of Stock Options and Option Agreement and related Option Terms and Conditions (Non-Qualified Stock Options)

10.5         Resolution adopted by the Board of Directors of the Company on October 15, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2004.

Electro Scientific Industries, Inc.

	By	/s/ J. Michael Dodson
J. Michael Dodson
Senior Vice President of Administration,
Chief Financial Officer and Secretary

Exhibit Index

Exhibit	Description

3.1	2004 Restated Bylaws, as amended

10.1	2004 Stock Incentive Plan

10.2	1990 Employee Stock Purchase, as amended

10.3	Form of Notice of Grant of Stock Options and Option Agreement and related Option Terms and Conditions (Incentive Stock Options)

10.4	Form of Notice of Grant of Stock Options and Option Agreement and related Option Terms and Conditions (Non-Qualified Stock Options)

10.5	Resolution adopted by the Board of Directors of the Company on October 15, 2004